UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 1, 2007
UST INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	0-17506	06-1193986

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	I.R.S. Employer Identification No.)

6 High Ridge Park, Stamford, Connecticut	06905

(Address of Principal Executive Offices)	(Zip Code)
(203) 817-3000

(Registrant’s Telephone Number, Including Area Code)

(Former Name, Former Address,
if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 1, 2007, UST Inc. (the “Company”) announced that Vincent A. Gierer, Jr. will be retiring as a director and as Non-Executive Chairman of the Board, effective December 31, 2007. The Company also announced that the Board of Directors has elected Murray S. Kessler, the Company’s President and Chief Executive Officer, to serve also as Chairman of the Board, effective January 1, 2008.
A press release dated November 1, 2007 announcing the retirement of Mr. Gierer and the election of Mr. Kessler is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit 99.1	Press Release dated November 1, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UST INC.
Dated: November 1, 2007	By:	/s/ Richard A. Kohlberger
		Name:	Richard A. Kohlberger
		Title:	Senior Vice President, General Counsel, Chief Administrative Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Document Description
99.1	Press Release dated November 1, 2007

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